THIRD AMENDMENT TO AGREEMENT OF LEASE

MADE THIS 23rd DAY OF MARCH, 2004

BY AND BETWEEN

THE BUNCHER COMPANY (hereinafter called “Landlord”), a Pennsylvania corporation having its principal place of business in Allegheny County, Pennsylvania

AND

HAEMONETICS CORPORATION, (hereinafter called “Tenant”), a Massachusetts corporation having its principal place of business in the City of Braintree, Norfolk County, Massachusetts.

WHEREAS, the parties hereto have entered into a certain Agreement of Lease dated July 17, 1990 as amended by First Amendment to Agreement of Lease dated April 30, 1991 and by Second Amendment to Agreement of Lease dated October 18, 2000 (said Agreement of Lease as amended is hereinafter collectively called the “Lease”) covering certain property located in the Buncher Commerce Park, Leetsdale, Allegheny County, Pennsylvania and herein and therein called the Lease Premises; and

WHEREAS, all terms defined in the Lease and used herein shall have the same meaning herein as in the Lease unless otherwise provided herein; and

WHEREAS, the parties hereto desire to amend the Lease to (i) expand the Leased Premises by an additional 5,672 square feet of land area (the “Parking Area”) shown shaded in red on Exhibit A-3 attached hereto and made a part hereof, and (ii) provide Landlord with the right to take back the Parking Area as provided herein.

NOW, THEREFORE, in consideration of the premises and intending to be legally bound the parties hereto promise, covenant and agree that the Lease be and is hereby amended as follows:

1.LEASED PREMISES: Effective on the date hereof, the Lease is hereby amended to include in the Leased Premises the Parking Area and the Parking Area shall be included in and become a part of the Leased Premises. After the inclusion of the Parking Area, the Leased Premises is and shall be all that certain area outlined in red on Exhibit A-3 attached hereto.
2.REDUCTION RIGHT: At any time during the existing term of the Lease or any extension thereof, Landlord shall have the right upon thirty (30) days prior written notice to Tenant to cancel Tenant’s right to use and occupy the Parking Area (as defined herein) and if the said notice is given Tenant shall vacate and surrender to

Landlord on the last day of said notice all Tenant’s right and interest in the Parking Area which Landlord agrees to accept and effective on such date the Parking Area shall be removed from and no longer be included in the Leased Premises.

3    .Except as amended hereby all terms and conditions of the Lease shall remain in full force and effect.

WITNESS the due execution hereof.

ATTEST:

THE BUNCHER COMPANY

By	[Signature appears here]	By	[Signature appears here]

Title	SECRETARY	Title	PRESIDENT

(Corporate Seal)

ATTEST:		HAEMONETICS CORPORATION

By	[Signature appears here]	By	[Signature appears here]

Title	[Signature appears here]	Title	[Signature appears here]

[Graphic appears hear]

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